COLONIAL INTERNATIONAL EQUITY FUND

Supplement to Prospectus dated September 30, 1996


Effective January 24, 1997, Daniel Rie and Peter Wiley no longer manage the Fund.

Gita Rao, Vice President of the Adviser, continues to manage the Fund and has co-managed various other Colonial funds since 1996. Prior to joining the Adviser in 1995, Ms. Rao was a Quantitative Research Analyst at Fidelity Management & Research Company, and a Vice President in the equity research group at Kidder, Peabody and Company.


IE-36/454D-0397                                March 4, 1997